UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report: February 2, 2016

SYNUTRA INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	001-33397 (Commission File Number)	13-4306188 (I.R.S. Employer Identification Number)
2275 Research Drive, Suite 500, Rockville, MD 20850 (Address of principal executive offices, including zip code)
(301) 840-3888 (Registrant’s telephone number, including area code)
Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On February 2, 2016, Synutra International, Inc. (the “Company”) issued a press release announcing that the special committee of its board of directors has received a revised non-binding going private proposal. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

99.1 Text of press release issued by Synutra International, Inc., dated February 2, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNUTRA INTERNATIONAL, INC. (Registrant)

Date: February 2, 2016	By:	/s/ Ning Cai
Name: Ning Cai
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Document

99.1	Text of press release issued by Synutra International, Inc. dated February 2, 2016